Exhibit 99.1

TRANSFORMING HEALTHCARE FROM THE INSIDE 2014 Investor Day May 28, 2014

Introduction Jim Storey Vice President, Investor Relations Premier, Inc.

Forward-looking statements—Certain statements made in this presentation, including those related to Premier’s financial and business outlook, growth strategies and targets, cross-sell opportunities and financial guidance and related assumptions, are “forward-looking statements.” Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments regarding Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, as well as those discussed in Premier’s IPO Prospectus filed with the SEC and available on Premier’s website. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Premier’s earnings release for the quarter ended March 31, 2014, dated May 12, 2014, as well as its Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 13, 2014, provide further explanation and disclosure regarding Premier’s use of non-GAAP financial measures and should be read in conjunction with this presentation. Forward-looking statements and Non-GAAP financial measures

Welcome and Opening Remarks Lee H. Perlman President Greater New York Hospital Association Ventures, Inc.

Susan D. DeVore President and Chief Executive Officer Premier, Inc. Introduction and Overview of the Day

MISSION VISION Mission, vision, values and objectives To improve the health of communities Through the collaborative power of the Premier alliance, we will lead the transformation to high-quality, cost-effective healthcare Integrity, innovation, passion for performance, focus on people VALUES MAKE HEALTHCARE SUPPLY CHAIN EFFICIENT AND EFFECTIVE DELIVER CONTINUOUS IMPROVEMENT IN COST AND QUALITY TODAY AND ENABLE SUCCESS IN NEW HEALTHCARE DELIVERY / PAYMENT MODELS INTEGRATE DATA AND KNOWLEDGE TO CREATE MEANINGFUL BUSINESS INTELLIGENCE THAT DRIVES IMPROVEMENT

Transforming healthcare from the inside Our business at a glance 78% owned by health systems Uniting approximately 3,000 hospitals – 59% of U.S. community hospitals – and 110,000 alternate sites of care ~$41 billion in group purchasing volume Insights into 1 out of every 3 U.S. health system discharges Integrated clinical, financial and operational data Note: Data as of March 31, 2014.

Unique customer alignment Data-driven, technology enabled Diversified growth engine Compelling financial profile Key differentiators

2014 Investor Day agenda 8:45 Economic Outlook presentation 9:00 Economic Outlook panel discussion 10:15 Break 10:30 Strategic overview & financial update 11:20 Operations discussion 12:20 Closing remarks 12:25 PremierConnect demonstration (Optional) 1:20 Lunch with management (Optional)

Economic Outlook Panel Discussion

Spring 2014 Economic Outlook C-Suite Survey Michael J. Alkire Chief Operating Officer

Healthcare trends Which healthcare trends do you expect will have the greatest impact on your organization over the next year? Source: Premier, Inc.’s spring 2014 Economic Outlook

Drivers of healthcare costs What are the biggest drivers of costs in your health system? Source: Premier, Inc.’s spring 2014 Economic Outlook

Areas of largest capital investments In what area will your health system make its largest capital investment over the next year? Source: Premier, Inc.’s spring 2014 Economic Outlook

Durral R. Gilbert President, Supply Chain Services Supply chain trends to watch

Factors with greatest impact on supply chain Which of the following will have the greatest impact on your health system’s supply chain in the next year? Source: Premier, Inc.’s spring 2014 Economic Outlook

Source: Premier, Inc.’s spring 2014 Economic Outlook Tactics to improve supply chain Which two tactics are being used by your health system to most effectively improve your supply chain over the next 12 months?

Resource dedication for supply chain improvement What are the top two areas of resource dedication for supply chain improvement at your health system? Source: Premier, Inc.’s spring 2014 Economic Outlook

Healthcare executive panel Stephen L. Moore, MD SVP and Chief Medical Officer Catholic Health Initiatives Rebecca Sykes SVP, Resource Management and Chief Information Officer Catholic Health Partners Jeremy Boal, MD EVP and Chief Medical Officer The Mount Sinai Health System Terry D. Shaw EVP, Chief Financial Officer and Chief Operations Officer Adventist Health System Moderated by: Susan D. DeVore, President and Chief Executive Officer Michael J. Alkire, Chief Operating Officer Panelists:

Break until 10:30 am

Strategic Overview and Financial Update

Susan D. DeVore President and Chief Executive Officer Strategic Overview

Member and industry needs Scale Co-innovation Intelligence to transform from the inside Leadership in population health Shared infrastructure Premier strategic differentiation Total cost reduction Quality improvement across the continuum Evolving delivery and payment models Actionable data and information Uniquely positioned to address industry needs Helping health systems manage challenges, optimize the transition, and build for the future. all at the same time

Unique partnership model drives innovation and growth

SCALE

- Represent 59% of U.S. community hospitals
- Approximately $41 billion in supply chain spend
- Manage ~1,900 contracts from ~1,100 suppliers
- Integrated clinical, financial and operational data
- Data repository which encompasses 1 in 3 U.S. hospital discharges

ALIGNMENT

- Members own ~78% of equity
- 10 health system board members
- Embedded field force

COMMITMENT

- Member average tenure ~14 years with over 70% at more than 10 years
- 86% surveyed over the last three years view Premier as strategic partner or organizational extension

CO-INNOVATION

- Co-develop solutions with members
- Committees composed of ~180 member hospitals
- ~920 hospitals in collaboratives
- Data Alliance Collaborative

Adventist Health System
Carolinas HealthCare System
Banner Health
Catholic Health Initiatives
Catholic Health Partners
Community Medical Centers
Dignity Health
Henry Ford Health System
GNYHA Services
Johns Hopkins Medicine
INOVA
Texas Health Resources
UHS

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Note: Data as of March 31, 2014.

Enhanced value through integrated business solutions Unified sales/field Solutions Attributes Single Platform Group purchasing Specialty pharmacy Direct sourcing Capital planning Leading healthcare supply chain company ~2,100 hospitals use product or service Significant alternate site growth Vertical integration Uniquely advantaged by data access and collaboratives Leading healthcare informatics company ~1,900 hospitals use product or service 44% of purchases by non-GPO members SaaS analytic products in cost, quality, safety and population health Enterprise data analytics platform–clinical and operational Collaboratives Advisory services Supply Chain Services Performance Services Note: Data as of March 31, 2014.

Enabling the information driven enterprise ~1,135 facilities ~1,100 facilities ~1,190 facilities ~353 facilities ~400 facilities 6 charter systems PLATFORM BILLING PURCHASING CLAIMS CLINICAL FINANCIAL ANY DATA Number of facilities installed and under contract as of 4/30/2014. Social business

Problem identified: SpendAdvisor identifies health system with antimicrobial agent spending 35% above peers. QualityAdvisor finds clinical outcomes comparable to peers, despite increased spending. SpendAdvisor analysis pinpoints cause for increased spending on two high-cost pharmaceuticals – generic equivalent with same efficacy is available at greatly reduced cost. Solution found: Premier consultants work with health system to define and optimize use of identified drugs, developing protocol to identify cases where generic would provide effective treatment. SafetyAdvisor incorporates real-time alerts to notify physicians when generic should be used, allowing for rapid substitution. Premier consultants monitor program, ensuring it doesn’t lead to longer length of stay, higher mortality, excessive readmissions. Success achieved: Health system saving $800,000 a year and consistent clinical outcomes Reducing costs and improving quality of care

Approximately 920 U.S. hospital members participate in at least one of our performance improvement collaboratives Measurable and scalable impact through collaboratives Source: Premier QUEST participant performance data as of 2/13/2014 ~350 U.S. hospital members ~136,000 deaths avoided ~$11.6 billion saved ~41,000 ~18,000 readmissions prevented instances of harm prevented Note: Deaths avoided and dollars saved over the first 5.5 years of the program; instances of harm measured over the past 3.5 years; readmissions prevented measured over the past 2.5 years This is a blocker

PHYSICIAN NETWORK MANAGEMENT POPULATION ANALYTICS & RISK MANAGEMENT POPULATION ENGAGEMENT Subject Matter Expertise Industry leader in driving population health solutions Collaboratives Information Technology (SaaS Solutions) ENTERPRISE POPULATION HEALTH COLLABORATIVE Shared Savings Bundle Payments Value-based contracting Clinical Integration Network Development ACO Readiness PCMH Care Management Transitions in Care KLAS recognizes Premier among the highest performers in breadth of portfolio with providers validating our functionality across four key areas of population management.

Attractive opportunities for capital deployment Performance Services Supply Chain Services Performance Services Diverse and growing end markets to accelerate Premier’s growth This is a blocker

Michael J. Alkire Chief Operating Officer Diversified Growth Engine

Expanding supply chain solutions Steady GPO growth “Other” Upside Performance Services Supply Chain Services Alternate site expansion Top Priority Strategic Initiatives Supply expense improvement Non-acute expansion Supply chain analytics and e-Marketplace Member penetration performance services New product development Pursue selected M&A and partnership opportunities Strong distribution channel Desired partner/ capability Top Priority Strategic Initiatives Cost/quality improvement technology and services Enterprise data warehousing Population health expansion Multiple levers drive long-term sustainable growth

Member-driven co-development engine Organic Acquisitions Partnerships Premier platform enables rapid deployment of new solutions (2011) (2010) CareScience (2007) (2013) (2013) (2014)

Significant cross-sell opportunities If all members use all Premier solutions – supply chain, applications, collaborative, advisory services Significant revenue opportunity Members using Supply Chain Services Members using both Supply Chain and at least one Performance Services product or service Members using Performance Services products and services 1,057 1,053 841 2,110 total 1,894 total Note: Numbers are as of March 31, 2014. 2,951 acute members

Growing from within our committed member channel Single offering Multiple offerings Recent multiple offerings members GPO only CASE STUDY ~$222M value to member ~$14M FY14 projected revenue to Premier

Doctors Hospital at Renaissance – Edinburg, TX Goes ‘all-in’ with 16 technology, consulting, collaborative solutions Carolinas HealthCare System – Charlotte, NC Goes ‘all-in’ with expansion of SafetyAdvisor and OperationsAdvisor Ambulatory Integrated approach attracting more ‘all-in’ engagements Riverside – Newport News, VA Goes ‘all-in’ with technology, consulting, collaborative solutions Princeton Healthcare System – Princeton, NJ New member goes ‘all-in’ with Performance Services solutions and Supply Chain Services, including outsourced supply chain leadership

Craig McKasson Chief Financial Officer Compelling Financial Profile

Premier financial performance highlights Attractive growth High visibility Attractive economic model Evolving business mix Disciplined capital deployment track record Consolidated double-digit net revenue and adjusted EBITDA1 growth Diversified growth levers in Supply Chain Services and Performance Services Multiple emerging growth drivers High retention rates in Supply Chain Services and Performance Services 5-7 year contracts in Supply Chain Services and 3-year SaaS subscription contracts in Performance Services Significant cross and upsell opportunities in existing member base High margins and low marginal cost to support new GPO members and further penetration of existing GPO members SaaS products generate high returns on new wins Investments in growth initiatives will impact adjusted EBITDA1 margins, but enhance adjusted EBITDA1 growth Capital investments increase D&A, impacting near-term net income margins Strong returns on acquired assets Strategic, financial and execution framework in place for capital deployment 1 See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix

10% 24% Third-quarter financial highlights1 Consolidated Net revenue (millions) Supply Chain Services Net revenue (millions) Performance Services Net revenue (millions) Adjusted EBITDA (millions) Adjusted EBITDA (millions) Adjusted EBITDA (millions) 17% 13% 16% 13% (1) See adjusted EBITDA and segment adjusted EBITDA reconciliations to GAAP equivalents in Appendix; comparisons between third-quarter financial results ended March 31,2014, and year-ago pro forma results have been adjusted to reflect the impact of the company’s reorganization and initial public offering.

7% 29% Year-to-date nine-month financial highlights1 Consolidated Net revenue (millions) Supply Chain Services Net revenue (millions) Performance Services Net revenue (millions) Adjusted EBITDA (millions) Adjusted EBITDA (millions) Adjusted EBITDA (millions) 12% 13% 13% 9% (1) See adjusted EBITDA and segment adjusted EBITDA reconciliations to GAAP equivalents in Appendix; comparisons between year to date pro forma financial results ended March 31,2014, and year-ago pro forma results have been adjusted to reflect the impact of the company’s reorganization and initial public offering.

Fiscal 2014 annual guidance1 1As of fiscal 2014 third-quarter conference call, 05/12/2014. For non-GAAP measures, see reconciliations to GAAP equivalents in Appendix. Pro forma guidance measures are “forward-looking statements.” For information regarding the use and limitations of non-GAAP financial measures and forward-looking statements, see “Forward-looking statements and Non-GAAP financial measures” at the front of this presentation. Premier, Inc. full-year fiscal 2014 financial guidance: (in millions, except per share data) FY 2014 YoY Change Pro forma net revenue: Supply Chain Services segment $628 - $635 12% - 14% Performance Services segment $231 - $234 13% - 14% Total pro forma net revenue $859 - $869 12% - 14% Non-GAAP pro forma adjusted EBITDA $342 - $350 9 - 11% Non-GAAP pro forma adjusted fully distributed EPS $1.23 - $1.27 NA* * Not applicable

Our multiple business and growth drivers1 GPO Specialty pharmacy Direct sourcing SaaS informatics products Performance improvement collaboratives Advisory services Data management/ warehousing Supply Chain Performance Services Business Revenue Drivers FY 11-13 CAGR Long-term growth targets1 Net Revenue 13% Segment Adjusted EBITDA 8% Net Revenue 14% Segment Adjusted EBITDA 22% Net Revenue 13% Adjusted EBITDA 10% Net Revenue Double digit Net Revenue Double digit Net Revenue Double digit Adjusted EBITDA Double digit Consolidated Administrative fees paid by suppliers Drug reimbursement Fee for service Product sales of contract manufactured items SaaS subscriptions Fee-for-service Fee-for-service SaaS subscriptions SaaS subscriptions Significant stickiness Strong visibility across diverse revenue streams 1 See Adjusted EBITDA reconciliation to GAAP equivalent in this Appendix. See “Forward-looking statements and Non-GAAP financial measures” page for factors that may impact our ability to achieve long-term growth targets.

Impact of strategic diversification and expansion on EBITDA Strategic intent to diversify and expand business expected to drive EBITDA growth while intentional mix shift impacts EBITDA margin – relative to high-margin GPO business – over time.1 Revenue for nine months ended March 31, 2014 Revenue for nine months ended March 31, 2013 Pro forma1 net revenue: $633.8 Pro forma1 adjusted EBITDA: $257.8 Adjusted EBITDA margin: 40.7% Pro forma1 net revenue: $563.3 Pro forma1 adjusted EBITDA: $235.9 Adjusted EBITDA margin: 41.9% 1 See Adjusted EBITDA reconciliation to GAAP equivalent in this Appendix. See “Forward-looking statements and Non-GAAP financial measures” page for factors that may impact our expected EBITDA growth.

Structure Structural implications of Premier Inc. Structured as “up C” with Premier, Inc. (parent C-Corp above operating partnership and subsidiaries) Premier, Inc. formed with two classes of stock Class A shares held by public investors Class B shares allocated to member owners 22% of Limited Partner interests sold to Premier, Inc., 78% retained by member owners as Class B units Class B units eligible to exchange 1/7th per year, over seven-year period Exchange of Class B Common Units for A-shares (on a 1-for-1 basis) as B-units vest subject to ROFR by members owners and Premier, Inc. Given Up-C structure and differences between taxes paid by our Class A unit holder (Premier GP) vs. distributions to our Class B unit holders (members owners), we calculate Adjusted Fully Distributed Net Income1 for comparability purposes Reflects taxes and net income as if the Company was a C-Corp for all periods presented Class A and Class B shares will be used to calculate fully diluted EPS to eliminate variability due to member exchanges over time 1 See adjusted fully distributed net income reconciliation to GAAP equivalent in Appendix Impact of IPO and Exchange Process Adjusted fully distributed net income Share count

Illustrative impact of ownership structure

	Ownership 22% Class A / 78% Class B		Ownership 100% Class A
Income Statement			
Net Revenue	500,000		500,000
Cost of Revenue	200,000		200,000
Gross Profit	300,000		300,000
Operating Expenses	140,000		140,000
Operating Income	160,000		160,000
Net Income Attributable to NCI in Premier LP	(124,800)	A	-
Pre-Tax Income Attributable to Premier Inc.	35,200		160,000
Income Tax Expense	14,080	B	64,000
Net Income Attributable to Premier, Inc.	21,120		96,000
Income Retained in Business			
Net Income Attributable to Premier, Inc.	21,120		96,000
Net Income Attributable to NCI in Premier LP	124,800		-
Tax Distribution to Premier LP Limited Partners	(49,920)	C	-
Net Income Retained in Business	96,000	D	96,000
Adjusted Fully Distributed Net Income			
Net Income Attributable to Premier, Inc.	21,120		96,000
Add: Income Tax Expense	14,080		64,000
Add: Net Income Attributable to NCI in Premier	124,800		-
Fully Distributed Income Before Income Taxes	160,000		160,000
Adjusted for income tax expense on fully distributed net income before income taxes	64,000	E	64,000
Adjusted Fully Distributed Net Income	96,000		96,000
Income Taxes/Tax Distributions			
Income Tax Expense	14,080		64,000
Tax Distribution to Class B Limited Partners	49,920		-
Total Tax, including tax distribution to limited partners	64,000	F	64,000

- **A** Member owners allocated income in operating partnership based on percentage ownership
- **B** Income tax expense equals 40% of income attributable to Premier, Inc.
- **C** Member owners receive tax distribution to cover any tax liability on allocated income have converted to Class A
- **D** Amount of retained profitability in business equal regardless of ownership structure
- **E** Reflects 41% tax rate on 100% of pretax income (assumes full C-Corp tax treatment)
- **F** Amount paid for taxes equal regardless of structure

See Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix

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Strong cash position and cash flow as of March 31, 2014 Cash, cash equivalents and marketable securities of $507.3M Capital expenditures of $39.8M for 9 months, up 43% YOY primarily due to increase in projects under development Cash flow from operations of $285.9M increased 9% from last year Minimal debt

Future financing plans Anticipate replacing and upsizing current credit facility (expires 12/2014) with syndicated credit facility Preferable terms: 5-year term Favorable pricing Similar or improved covenant package to match our business strategy Prudent use of leverage in our liquidity mix Expected to provide additional financial flexibility for future acquisitions For information regarding the use and limitations of forward-looking statements, see “Forward-looking statements and Non-GAAP financial measures” at the front of this presentation and similar discussions in our SEC filings. There can be no assurances as the actual terms, timing or uses of any new or amended credit facility.

Q&A 48

Operations Discussion

An integrated operating model for delivering solutions

Operations discussion Durral R. Gilbert President, Supply Chain Services Premier, Inc. Wes Champion SVP, Premier Performance Partners Premier, Inc. Michael J. Alkire Chief Operating Officer Premier, Inc. Keith J. Figlioli SVP, Healthcare Informatics Premier, Inc. Moderated by: Michael J. Alkire, Chief Operating Officer

Meeting our members where they are Foundation: Leading Practice Models Labor Management Program Pricing and Benchmarking System Infrastructure / Reporting Service Line Profitability Strategic Delivery Model Service Alignment Shared Services/ Outsourcing Population Health 8-12% 13-20% 21-35% Improvement Difficulty / Focused Efforts Evolution: Improvement Redefining Care Management Removing Waste and Unjustified Variability Improved Efficiencies and Effectiveness Succeeding Under Value Based Purchasing Traditional Transitional Innovation and preparing them for the future

Variation from optimal deployment can cause significant waste Drilling into unjustified variation and waste Duration of care (LOS) Level of care (LOC) Procedural intervention Diagnostic intervention Rx intervention Supply utilization Under or improper use Over or improper use Major Areas for Review Optimizing the Supply Chain: Resource Utilization Pharmacy Physician Preference Items Purchase Services Throughput (LOS/LOC) Labor Management Services to Analyze Inpatient services Ancillary/Outpatient services Procedural areas Data Required Clinical Operational Financial

Supply Chain Services: delivering market differentiation Changing the game in supply chain

Enabling the information driven enterprise ~1,135 facilities ~1,100 facilities ~1,190 facilities ~353 facilities ~400 facilities 6 charter systems PLATFORM BILLING PURCHASING CLAIMS CLINICAL FINANCIAL ANY DATA Number of facilities installed and under contract as of 4/30/2014. Social business

Closing

Unique customer alignment Data-driven, technology enabled Diversified growth engine Compelling financial profile Key differentiators

Thank You

Appendix

Our leadership team

Susan DeVore, President and **CEO**
10 years Premier; 25 years Healthcare
Cap Gemini Ernst & Young



Craig McKasson, **CFO**
16 years Premier; 20 years Healthcare
Ernst & Young



Jeff Lemkin, **General Counsel**
3 years Premier; 40+ years Healthcare
McDermott Will & Emery



Terry Linn, **SVP Strategy**
3 years Premier; 30+ years Healthcare
Ernst & Young, American Medical International, Charter Medical



Kelli Price, **SVP People**
13 years Premier; 15 years Healthcare
Malcolm Baldrige National Quality Award



Blair Childs, **SVP Advocacy**
6 years Premier; 25 years Healthcare
AdvaMed



Richard Bankowitz, **CMO/Chief Scientist**
6 years Premier; 25 years Healthcare
CareScience, University HealthSystem Consortium



Mike Alkire, **COO**
10 years Premier; 12 years Healthcare, 16 years IT & Supply Chain
Cap Gemini Ernst & Young



Durral Gilbert, **President, Supply Chain Services**
7 years Premier; 7 years Healthcare
BDS Management, Wachovia Securities



Wes Champion, **SVP, Performance Partners**
6 years Premier; 22 years Healthcare
Cap Gemini Ernst & Young, Accenture



Keith Figlioli, **SVP, Informatics**
4 years Premier; 10 years HIT, 20 years Technology
Eclipsys (acquired by Allscripts)



Andy Brailo, **SVP, Member Field Services**
12 years Premier; 20 years Healthcare
Medibuy, Bard



Gary Long, **SVP, Chief of Sales**
<1 year Premier; 20 years Healthcare
McKesson



Chip Cater, **SVP, Chief Marketing Officer**
<1 year Premier; 26 years Sales & Marketing
Thomson Reuters



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Performance Services contracting scenarios

	Small ($50K to $250K AAV)	Medium ($250K to $1M AAV)	Large ($1M+ AAV)
Operations Advisor annual subscription	✓		
Quest Collaborative participation fee	✓		
Quality Advisor annual subscription		✓	
Labor program (consulting and product)		✓	
PremierConnect Enterprise annual subscription			✓
Medicare Breakeven (consulting and product)			✓

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Performance Services pricing drivers

	Small ($50K to $250K AAV)	Medium ($250K to $1M AAV)	Large ($1M+ AAV)
OperationsAdvisor annual subscription	# of hospitals & ambulatory locations, discharge & patient visit volume		
Quest Collaborative participation fee	Fee per hospital depending on data sources & availability		
QualityAdvisor annual subscription		# of hospitals & discharge volume, inclusion (or not) of regulatory reporting	
Labor program (consulting and product)		# of hospitals & ambulatory locations, discharge & patient visit volume. # of departments/locations evaluating	
PremierConnect Enterprise annual subscription			# of data sources, variation in use cases, data size (storage), number of users
Medicare Breakeven (consulting and product)			Data availability, # of hospitals/locations, areas to evaluate (supply chain, clinical, operational)

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Fiscal 2013 non-GAAP reconciliations (a) Represents interest income, net and realized gains and losses on our marketable securities (b) Represents legal, accounting and other expenses directly related to the Reorganization and this offering (c) Represents loss on disposal of property and equipment (d) Corporate consists of general and administrative corporate expenses that are not specific to either of our segments (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock (f) Reflects income tax expense at an estimated effective income tax rate of 41% of income before income taxes assuming the conversion of all Class B units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses ($ millions, FYE 6/30) FY2013A Adjusted Fully Distributed Net Income Reconciliation Pro Forma Net Income Attributable to PHSI $33.2 Add: Income Tax Expense 29.6 Add: Strategic and Financial Restructuring Expenses (b) 5.2 Add: Pro Forma Net Income Attributable to Premier LP (e) 218.5 Pro Forma Fully Distributed Income Before Income Taxes $286.4 (116.8) Pro Forma Adjusted Fully Distributed Net Income $169.6 Adjusted for: Income tax expense on pro forma fully distributed income before income taxes (f) Pro Forma Adjusted EBITDA Reconciliation GAAP Net Income $250.2 Add: Interest & Investment Income, net (a) (1.0) Add: Income Tax Expense 29.6 Add: Depreciation & Amortization 27.7 Add: Amortization of Purchased Intangible Assets 1.5 EBITDA $308.1 Add: Strategic and Financial Restructuring Expenses (b) 5.2 Add: Loss on Disposal of Assets (c) 0.8 Pro Forma Adjusted EBITDA $314.0  Segment Adjusted EBITDA Supply Chain Services $326.6 Performance Services 56.5 Corporate (d) (69.1) Pro Forma Adjusted EBITDA $314.0 Less: Depreciation & Amortization (27.7) Less: Amortization of Purchased Intangible Assets (1.5) Less: Strategic and Financial Restructuring Expenses (b) (5.2) Less: Equity in Net Income of Unconsolidated Affiliates (12.0) Pro Forma Operating Income $267.7

Fiscal 2014 third-quarter non-GAAP reconciliations Three Months Ended March 31, Nine Months Ended March 31, (Unaudited, in thousands) 2014* 2013 2014 2013 Reconciliation of Pro Forma Net Revenue to Net Revenue: Pro Forma Net Revenue $ 225,598 $ 194,125 $ 633,820 $ 563,340 Pro forma adjustment for revenue share post-IPO — 29,573 41,263 65,349 Net Revenue $ 225,598 $ 223,698 $ 675,083 $ 628,689 Reconciliation of Pro Forma Adjusted EBITDA and Segment Adjusted EBITDA to Net Income and Operating Income: Net income $ 101,980 $ 101,142 $ 265,985 $ 271,590 Pro forma adjustment for revenue share post-IPO — (29,573) (41,263) (65,349) Interest and investment income, net (400) (281) (641) (599) Income tax expense 9,413 1,255 24,461 5,938 Depreciation and amortization 9,396 6,789 26,952 19,798 Amortization of purchased intangible assets 802 385 2,158 1,154 Pro Forma EBITDA 121,191 79,717 277,652 232,532 Stock-based compensation 6,299 — 13,118 — Acquisition related expenses 984 — 1,303 — Strategic and financial restructuring expenses 733 1,429 3,614 3,347 Gain on sale of investment (37,850) — (37,850) — Other (income) expense, net (52) 5 (56) 5 Pro Forma Adjusted EBITDA $ 91,305 $ 81,151 $ 257,781 $ 235,884 Pro Forma Adjusted EBITDA $ 91,305 $ 81,151 $ 257,781 $ 235,884 Depreciation and amortization (9,396) (6,789) (26,952) (19,798) Amortization of purchased intangible assets (802) (385) (2,158) (1,154) Stock-based compensation (6,299) — (13,118) — Acquisition related expenses (984) — (1,303) — Strategic and financial restructuring expenses (733) (1,429) (3,614) (3,347) Equity in net income of unconsolidated affiliates (3,566) (2,155) (12,171) (8,332) 69,525 70,393 198,465 203,253 Pro forma adjustment for revenue share post-IPO — 29,573 41,263 65,349 Operating income $ 69,525 $ 99,966 $ 239,728 $ 268,602 * Note that actual results are presented for the three months ended March 31, 2014

Fiscal 2014 third-quarter non-GAAP reconciliations (Unaudited, in thousands) 2014* 2013 2014 2013 Reconciliation of Non-GAAP Adjusted Fully Distributed Net Income: Non-GAAP Adjusted Fully Distributed Net Income (pro forma): Net income attributable to shareholders 13,525 $ 4,229 $ 19,453 $ 8,173 $ Pro forma adjustment for revenue share post-IPO — (29,573) (41,263) (65,349) Income tax expense 9,413 1,255 24,461 5,938 Stock-based compensation 6,299 — 13,118 — Gain on sale of investment (37,850) — (37,850) — Acquisition related expenses 984 — 1,303 — Strategic and financial restructuring expenses 733 1,429 3,614 3,347 Net income attributable to noncontrolling interest in Premier LP 87,925 97,260 246,055 264,463 Non-GAAP adjusted fully distributed income before income taxes 81,029 74,600 228,891 216,572 Income tax expense on fully distributed income before income taxes 33,222 30,586 93,845 88,795 Non-GAAP adjusted fully distributed net income (pro forma) 47,807 $ 44,014 $ 135,046 $ 127,777 $ * Note that actual results are presented for the three months ended March 31, 2014 Three Months Ended March 31, Nine Months Ended March 31,